UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.

Christopher Weil & Company Core Investment Fund
Ticker CWCFX

For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
November 30, 2016

Table of Contents

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
Letter to Shareholders	1
Sector Allocation	2
Performance Information	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
NOTES TO FINANCIAL STATEMENTS	9
DISCLOSURE OF EXPENSES	14
ADDITIONAL INFORMATION	15
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
TRUSTEES AND OFFICERS	17

Christopher Weil & Company Core Investment Fund
Management’s Discussion of Fund Performance

Investment Summary

The Christopher Weil & Company Core Investment Fund (the “Fund”) returned a -0.63% for the fiscal year ended November 30, 2016, compared to a positive 8.06% for the S&P 500® Index. We reduced our positions slightly, starting the period with 33 equity positions and ending with 32. During the period, we fully liquidated 11 positions, while 10 new positions were purchased with the proceeds. We added, and retained through the period, new positions in the financial, health care, materials, retail and transportation sectors, while we reduced positions in the retail and technology sectors. We did not purchase any put or call options during the period.

The Fund’s performance was most negatively affected by exposure to healthcare, technology and consumer discretionary stocks. In the healthcare sector, Jazz Pharmaceuticals (JAZZ) was the Fund’s worst performing asset. Exposure to Illumina (ILMN), Allergan (AGN), and Davita (DVA) also dragged on the Fund’s performance. In technology, Oracle (ORCL), SS&C Technologies (SSNC), and Apple (AAPL) were the worst performers. Additionally, exposure to Disney (DIS) in the consumer discretionary sector dragged on the Fund’s performance.

On the positive side, our exposure to financial, transportation, and the material sectors helped the Fund’s performance. SVB Financial Group (SIVB), Old Dominion Freight Line (ODFL), FMC Corp (FMC) and WestRock (WRK) were key contributors in these sectors. Finally, Facebook (FB) and Intuit (INTU) continued to positively impact the Fund’s performance.

Themes From Last Year

The past year saw a continued strengthening of the U.S. economy. Unemployment declined from 5.2% to 4.7% while wages continued to increase modestly. GDP growth of 3.5% in the third quarter further confirmed the continuing recovery in the U.S. economy. With low unemployment and increasing GDP, signs of inflation finally appeared which prompted the Fed to approve its second quarter-point increase in its target funds rate since 2006.

This was another volatile year for the U.S. market as the S&P 500® Index declined over 10% in early January and had small but swift declines of approximately 5% in June and November. The market finally gained positive traction after the Brexit vote in June. Those gains were extended after the U.S. election in November. Both elections and the market’s reaction caught most by surprise. Overall, however, U.S. stocks, once again, outperformed global indices, as the breadth of the U.S. market expanded. Bond markets were modestly positive as interest rates declined during much of the year only to recover after the Fed’s rate increase. Volatility in the high yield market decreased as oil prices recovered which removed some of the balance sheet pressures in the energy and commodity sectors.

Investment Strategy and Summary

Currently, we are targeting a portfolio that consists of approximately 30 positions, and we aim for each holding to have a weighting of between 2.5% and 4% of the net asset value of the Fund. As the economic and investment climate changes, we may increase or decrease our target number of positions. We look for companies in various sectors that have strong revenue growth and strong balance sheets, avoiding the most volatile issues. Technical analysis helps in choosing entry and exit points. Companies represent most major industry sectors, but we have, in practice, generally, over weighted technology and consumer discretionary while underweighting financials, energy, utilities, materials, and telecoms. At the time of this writing, the Fund has a proposal outstanding to shareholders to change to a non-diversified fund. This will allow the Fund to hold fewer than 20 portfolio positions at any given time. If approved by shareholders, we expect a reduction in the number of positions held to occur during 2017.

While we look to macro trends for guidance, note that our methodology is fundamentally bottoms up. We rigorously screen the investable universe for stocks that have strong balance sheets and income

2016 Annual Report 1

statements along with positive track records and likely potential for growth. The search for good value remains a top priority as we believe that even a great company can trade for too high a price and a mediocre one can trade well below its intrinsic value. We look for stocks that will outperform over the next few years and mostly shun short term plays, maintaining a mix of stocks of varied sectors, market capitalization, and anticipated volatility. We continue to believe that well managed companies will lead their industries, take market share, and grow earnings. Therefore, investors in well run companies should continue to profit over the longer term. We continue to buy companies we hope will deliver outsized positive returns, reserving the option to employ hedging strategies to weather more volatile times.

Christopher Weil, Chairman & John Wells, President/CEO
Christopher Weil & Company, Inc., Investment Advisor

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-888-550-9266. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.cweil.com or by calling toll free 1-888-550-9266. The Fund’s Distributor is Rafferty Capital Markets, LLC.

                                 CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
                                                                  Sector Allocation (Unaudited)
                                                                     (As a Percentage of Net Assets)

                                 *Net Cash represents cash equivalents and liabilities in excess of other assets.

2016 Annual Report 2

Christopher Weil & Company Core Investment Fund (Unaudited)

PERFORMANCE INFORMATION

November 30, 2016 NAV $13.17

Average Annual Total Returns for the Periods Ended November 30, 2016.

			Since
	1 Year(A)	3 Year(A)	Inception(A)
Christopher Weil & Company Core Investment Fund	-0.63%	3.87%	9.93%
S&P 500® Index (B)	8.06%	9.07%	14.65%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 3/31/16): Gross – 1.50%; Net – 1.25%

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because of the application of waivers as described in Note 4.

(A) 1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Core Investment Fund was December 21, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2016 Annual Report 3

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		November 30, 2016
Shares		Fair Value	% of Net Assets
COMMON STOCKS

COMMUNICATIONS
Services - Computer Programming, Data Processing, Etc.
12,615	Facebook, Inc. Class A *	$1,493,868
1,160	Alphabet Inc. Class A *	900,021
978	Alphabet Inc. Class C *	741,363
		3,135,252
Total for Communications		3,135,252	8.56%

CONSUMER DISCRETIONARY
Cable & Other Pay Television Services
15,710	The Walt Disney Co.	1,557,175
Leather & Leather Products
8,540	Michael Kors Holdings Limited * (United Kingdom)	397,025
Retail - Department Stores
5,000	Macy's, Inc.	211,000
Retail - Family Clothing Stores
9,700	The TJX Companies, Inc.	759,898
Total for Consumer Discretionary		2,925,098	7.99%

CONSUMER STAPLES
Food And Kindred Products
28,000	The Hain Celestial Group, Inc. *	1,097,320
Total for Consumer Staples		1,097,320	3.00%

FINANCIALS
Banks
10,100	First Republic Bank	827,190
Investment Advice
7,375	Affiliated Managers Group, Inc. *	1,092,238
Security Brokers, Dealers & Flotation Companies
4,775	BlackRock, Inc.	1,770,522
Services - Business Services, NEC
6,930	FleetCor Technologies, Inc. *	1,034,926
12,480	MasterCard, Inc. Class A	1,275,456
		2,310,382
State Commercial Banks
6,900	SVB Financial Group *	1,090,407
Total for Financials		7,090,739	19.37%

HEALTH CARE
Laboratory Analytical Instruments
6,190	Illumina, Inc. *	824,137
Orthopedic, Prosthetic & Surgical Appliances & Supplies
13,500	Edwards Lifesciences Corporation *	1,118,475
Pharmaceutical Preparations
4,150	Allergan plc * (Ireland)	806,345
8,800	Jazz Pharmaceuticals plc * (Ireland)	911,944
		1,718,289
Services - Miscellaneous Health & Allied Services, NEC
9,700	DaVita Inc. *	614,495
Total for Health Care		4,275,396	11.68%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2016 Annual Report 4

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		November 30, 2016
Shares		Fair Value	% of Net Assets
COMMON STOCKS

INDUSTRIALS
Air Transportation, Scheduled
19,100	Alaska Air Group, Inc.	$1,571,357
12,900	Spirit Airlines, Inc. *	717,240
		2,288,597
Railroads, Line-Haul Operating
10,700	Kansas City Southern	949,197
Services - Computer Processing & Data Preparation
15,430	Verisk Analytics, Inc. Class A *	1,281,924
Trucking (No Local)
11,860	Old Dominion Freight Line, Inc. *	1,035,378
Total for Industrials		5,555,096	15.17%

INFORMATION TECHNOLOGY
Computer Communications Equipment
46,000	Cisco Systems, Inc.	1,371,720
Electronic Computers
18,256	Apple Inc.	2,017,653
Semiconductors & Related Devices
11,700	NXP Semiconductors N.V. * (Netherlands)	1,160,055
Services - Computer Programming Services
17,700	Amdocs Limited	1,043,769
Services - Prepackaged Software
10,400	Intuit Inc.	1,182,272
21,400	Oracle Corporation	860,066
		2,042,338
Total for Information Technology		7,635,535	20.86%

MATERIALS
Chemicals & Allied Products
20,000	FMC Corporation	1,122,400
Paints, Varnishes, Lacquers, Enamels & Allied Products
9,480	PPG Industries, Inc.	909,417
Total for Materials		2,031,817	5.55%
Total for Common Stocks (Cost $26,915,584)		$33,746,253	92.18%

MONEY MARKET FUNDS
2,892,710	Invesco Treasury Portfolio Institutional Class 0.24%**	2,892,710	7.90%
	(Cost $2,892,710)
Total Investment Securities		36,638,963	100.08%
	(Cost $29,808,294)
Liabilities in Excess of Other Assets		(28,001)	-0.08%
Net Assets		$36,610,962	100.00%

* Non-Income Producing Securities. ** The rate shown was the 7-day yield at November 30, 2016. The accompanying notes are an integral part of these financial statements.

2016 Annual Report 5

Christopher Weil & Company Core Investment Fund

Statement of Assets and Liabilities
November 30, 2016

Assets:
Investment Securities at Fair Value	$36,638,963
(Cost $29,808,294)
Dividends Receivable	11,566
Interest Receivable	478
Total Assets	36,651,007
Liabilities:
Payable for Management Fees	22,417
Payable for Services Fees	14,585
Payable for Shareholder Redemptions	3,043
Total Liabilities	40,045
Net Assets	$36,610,962
Net Assets Consist of:
Paid In Capital	$29,727,832
Accumulated Undistributed Net Investment Income (Loss)	(135,806)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	188,267
Unrealized Appreciation (Depreciation) in Value of Investments - Net	6,830,669
Net Assets, for 2,780,251 Shares Outstanding	$36,610,962
(Unlimited number of shares authorized without par value)

Net Asset Value and Offering Price (Note 2)	$13.17
Minimum Redemption Price Per Share ($13.17 * 0.98) (Note 2)	$12.91

Statement of Operations
For the fiscal year ended November 30, 2016

Investment Income:
Dividends (Net of Foreign Withholding Taxes and ADR Fees of $200)	$308,298
Interest	6,824
Total Investment Income	315,122
Expenses:
Management Fees	370,837
Services Fees	185,419
Total Expenses	556,256
Less: Management Fees Waived (Note 4)	(92,709)
Less: Services Fees Waived (Note 4)	(6,297)
Net Expenses	457,250

Net Investment Income (Loss)	(142,128)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	225,492
Net Change in Unrealized Appreciation (Depreciation) on Investments	(318,396)
Net Realized and Unrealized Gain (Loss) on Investments	(92,904)

Net Increase (Decrease) in Net Assets from Operations	$(235,032)

The accompanying notes are an integral part of these financial statements.

2016 Annual Report 6

Christopher Weil & Company Core Investment Fund

Statements of Changes in Net Assets

	12/1/2015	12/1/2014
	to	to
	11/30/2016	11/30/2015
From Operations:
Net Investment Income (Loss)	$(142,128)	$(208,574)
Net Realized Gain (Loss)	225,492	2,890,775
Change in Net Unrealized Appreciation (Depreciation)	(318,396)	(2,846,674)
Increase (Decrease) in Net Assets from Operations	(235,032)	(164,473)
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	(2,719,562)	(889,895)
Total Distributions to Shareholders	(2,719,562)	(889,895)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,465,063	6,793,996
Proceeds from Redemption Fees (Note 2)	105	398
Shares Issued on Reinvestment of Dividends	2,719,562	889,895
Cost of Shares Redeemed	(4,864,803)	(10,163,733)
Net Increase (Decrease) from Shareholder Activity	319,927	(2,479,444)
Net Increase (Decrease) in Net Assets	(2,634,667)	(3,533,812)

Net Assets at Beginning of Period	39,245,629	42,779,441
Net Assets at End of Period	$36,610,962	$39,245,629

Accumulated Undistributed Net Investment Income (Loss)	$(135,806)	$(37,361)

Share Transactions:
Issued	193,906	472,561
Reinvested	210,492	61,457
Redeemed	(376,792)	(692,184)
Net Increase (Decrease) in Shares	27,606	(158,166)
Shares Outstanding Beginning of Period	2,752,645	2,910,811
Shares Outstanding End of Period	2,780,251	2,752,645

The accompanying notes are an integral part of these financial statements.

2016 Annual Report 7

Christopher Weil & Company Core Investment Fund

Financial Highlights

Selected data for a share outstanding throughout the period:	12/1/2015		12/1/2014		12/1/2013		12/1/2012	12/21/2011*
	to		to		to		to	to
	11/30/2016		11/30/2015		11/30/2014		11/30/2013	11/30/2012
Net Asset Value - Beginning of Period	$14.26		$14.70		$14.21		$10.98	$10.00
Net Investment Income (Loss) (a)	(0.05)		(0.08)		(0.14)		(0.04)	0.03
Net Gains (Loss) on Investments (Realized and Unrealized)	(0.06)		(0.05)		1.95		3.30	0.95
Total from Investment Operations (b)	(0.11)		(0.13)		1.81		3.26	0.98
Distributions (From Net Investment Income)	-		-		-		(0.03)	-
Distributions (From Capital Gains)	(0.98)		(0.31)		(1.32)		-	-
Total Distributions	(0.98)		(0.31)		(1.32)		(0.03)	-
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	-
Net Asset Value - End of Period	$13.17		$14.26		$14.70		$14.21	$10.98
Total Return (c)	(0.63)%		(0.93)%		13.82%		29.78%	9.80%	**

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$36,611		$39,246		$42,779		$34,717	$24,956
Before Waiver
Ratio of Expenses to Average Net Assets	1.50%		1.50%		1.50%		1.50%	1.50%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.65%		-0.71%		-1.05%		-0.30%	0.30%	***
After Waiver
Ratio of Expenses to Average Net Assets (d)	1.23%		1.32%		1.50%		1.50%	1.50%	***
Ratio of Net Investment Income (Loss) to Average Net Assets (d)	-0.38%		-0.53%		-1.05%		-0.30%	0.30%	***
Portfolio Turnover Rate	20.58%		62.06%		55.55%		164.60%	59.33%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
+ Amount less than $0.005 per share.
(a) Per share amount calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of
Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management and Service Fees. (Note 4)

The accompanying notes are an integral part of these financial statements.

2016 Annual Report 8

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
November 30, 2016

1.) ORGANIZATION
Christopher Weil & Company Core Investment Fund (the “Fund”) was organized as a diversified series of the PFS Funds (the “Trust”) on December 16, 2011. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2016, there were seven series authorized by the Trust. The investment advisor to the Fund is Christopher Weil & Company, Inc. (the “Advisor”). The Fund commenced operations on December 21, 2011. The Fund’s investment objective is to seek long-term capital appreciation. Significant accounting policies of the Fund are presented in Note 2 below.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for the Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended November 30, 2016, proceeds from redemption fees were $105.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a fund’s potential loss to the amount of the premium paid and can afford a fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. A fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the

2016 Annual Report 9

Notes to Financial Statements - continued

Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2016, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. As of November 30, 2016, as a result of permanent book to tax differences, accumulated net investment losses totaling $43,683 were reclassified to paid in capital.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis.

OTHER: The Fund records security transactions based on a trade date for financial statement purposes. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

2016 Annual Report 10

Notes to Financial Statements - continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities (common stocks). Equity securities that are traded on any exchange or on the NAS-DAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2016:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$33,746,253	$0	$0	$33,746,253
Money Market Funds	2,892,710	0	0	2,892,710
Total	$36,638,963	$0	$0	$36,638,963

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal year ended November 30, 2016. There were no transfers into or out of the levels during the fiscal year ended November 30, 2016. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in any any derivative instruments during the fiscal year ended November 30, 2016.

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
The Fund has an investment advisory agreement (the “Management Agreement”) with the Advisor. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives a Management Fee equal to 1.00% of the average daily net assets of the Fund. Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management Fee such that it will be equal to 0.75% of the Fund’s average daily net assets. This waiver will automatically terminate on March 31, 2017 unless it is renewed by the Advisor. The Advisor will not terminate the waiver prior to March 31, 2017.

As a result of the above calculation, for the fiscal year ended November 30, 2016, the Advisor earned management fees totaling $370,837. At November 30, 2016, the Fund owed $22,417 to the Advisor.

2016 Annual Report 11

Notes to Financial Statements - continued

A total of $92,709 of management fees was waived with no recoupment provisions by the Fund for the fiscal year ended November 30, 2016.

Additionally, the Fund has a Services Agreement with the Advisor (the “Services Agreement”). Under the Services Agreement the Advisor receives an additional fee of 0.50% of the average daily net assets of the Fund and is obligated to pay the operating expenses of the Fund excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Services Fee to 0.20% of the Fund’s average daily net assets greater than $35 million. This waiver will automatically terminate on March 31, 2017 unless it is renewed by the Advisor. The Advisor will not terminate this waiver prior to March 31, 2017.

For the fiscal year ended November 30, 2016, the Advisor earned services fees of $185,419. At November 30, 2016, the Fund owed the Advisor services fees of $14,585. A total of $6,297 of services fees was waived with no recoupment provisions by the Fund for the fiscal year ended November 30, 2016.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Advisor.

The Trustees who are not interested persons of the Fund were each paid $1,500, for a total of $4,500 in Trustees’ fees for the Fund for the fiscal year ended November 30, 2016 by the Advisor.

6.) INVESTMENTS
For the fiscal year ended November 30, 2016, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $7,039,212 and $10,676,752, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at November 30, 2016 was $29,727,832 representing 2,780,251 shares outstanding.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At November 30, 2016, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 98.68% of Fund shares.

9.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at November 30, 2016 was $29,845,513.

At November 30, 2016, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$7,874,050	($1,080,600)	$6,793,450

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2016	November 30, 2015
Ordinary Income	$ 0	$ 0
Short-term Capital Gain	0	525,496
Long-term Capital Gain	2,719,562	364,399
	$ 2,719,562	$ 889,895

2016 Annual Report 12

Notes to Financial Statements - continued

Subsequent to November 30, 2016, the Fund paid a distribution of $0.08143 per share from long-term capital gains on December 27, 2016 to the shareholders of record on December 23, 2016.

As of November 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gain (accumulated losses)	$225,486
Unrealized appreciation (depreciation) - net	6,793,450
$7,018,936

Income and capital gains are determined in accordance with income tax regulations that may differ from GAAP. These differences are primarily due to the deferral of wash sale losses. Additionally, the Fund elected to defer late year ordinary losses of $135,806 for tax purposes.

10.) SUBSEQUENT EVENTS
Subsequent to November 30, 2016, the Board of Trustees (the “Board”) of the Trust has approved a revision to the investment strategies of the Fund, and, subject to shareholder approval, a modification to the fundamental investment policy pertaining to diversification for the Fund. The Fund’s Advisor, has indicated that it believes it would be appropriate to modify the Fund’s investment strategies to indicate that the Fund may holder fewer than 20 portfolio positions at any given time (the “Strategy Change”). Currently, the Fund’s investment strategies indicate that it generally will hold core positions of between 25 and 40 securities. The Strategy Change will not go into effect unless shareholders approve a proposal to modify the Fund’s policy on diversification as discussed below.

In conjunction with the contemplated Strategy Change, the Advisor has indicated that it would be appropriate to modify the Fund’s policy with respect to diversification. Currently, the Fund is diversified for purposes of applicable federal securities laws. Under applicable law, a mutual fund that is diversified has at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities of any one issuer limited to 5% of such mutual fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Advisor has proposed that this policy be modified such that the Fund will no longer be diversified. Accordingly, if approved as described below, the Fund will no longer be subject to the requirements of diversification for purposes of applicable federal securities laws. This means that the Fund may have its assets invested in a fewer number of its securities, which could increase risks to shareholders. Non-diversification may increase the risk that the value of the Fund could go down because of the poor performance of a single investment. To effect the change in the policy on diversification, shareholders must approve the proposal. In this regard, the Board has approved calling a shareholder meeting that is currently scheduled to occur on February 10, 2017 at which shareholders will be given the opportunity to vote on this proposal. Shareholders of record on November 15, 2016 are eligible to vote on this proposal, and these shareholders will be receiving proxy and shareholder meeting related materials in early January 2017. It is anticipated that, if approved by shareholders, this measure, as well as the Strategy Change, will become effective on February 28, 2017.

2016 Annual Report 13

DISCLOSURE OF EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. If Fund shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, IRA accounts will be charged an $8.00 annual maintenance fee. Also, your account will be indirectly subject to the expenses of the underlying funds.

The Example is based on an investment of $1,000 invested in the Fund on June 1, 2016, and held through November 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or IRA maintenance fees described above or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2016 to
	June 1, 2016	November 30, 2016	November 30, 2016

Actual	$1,000.00	$1,013.08	$6.21

Hypothetical	$1,000.00	$1,018.90	$6.23
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2016 Annual Report 14

ADDITIONAL INFORMATION
November 30, 2016
(Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES

Christopher Weil & Company, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s web site at www.cweil.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-550-9266). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Fund at www.cweil.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

2016 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Christopher Weil & Company Core Investment Fund
and Board of Trustees of PFS Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Christopher Weil & Company Core Investment Fund (the “Fund”), a series of PFS Funds, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Christopher Weil & Company Core Investment Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 27, 2017

2016 Annual Report 16

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-550-9266. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	7	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds
	and		and Portfolio Manager for Value
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) since March
		2010	2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	7	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	7	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to current). Estate planning		Investor Funds
and business attorney (1970 to cur-
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	7	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
LubricationSpecialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2016 Annual Report 17

Investment Advisor
Christopher Weil & Company, Inc.

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Transfer Agent
Mutual Shareholder Services, LLC

This report is provided for the general information of the shareholders of the Christopher
Weil & Company Core Investment Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Christopher Weil & Company Funds
11236 El Camino Real, Suite 200
San Diego, California 92130
1-888-550-9266 OR 1-800-355-9345
www.cweil.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/16	FYE 11/30/15
Audit Fees	$13,350	$25,700
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$5,000
All Other Fees	$800	$850

Nature of Tax Fees: Preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 11/30/16	FYE 11/30/15
Registrant	$3, 300	$5,850
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/1/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/1/17

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 2/1/17